Exhibit 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 2Q2013 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.14, INCOME BEFORE TAXES OF $134 MILLION ON $284 MILLION IN NET REVENUES AND EARNINGS PER SHARE ON NET INCOME OF $0.21;

DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, July 16, 2013 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.14 for the quarter ended June 30, 2013, compared to diluted earnings per share on a comprehensive basis of $0.09 for the same period in 2012.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.21 for the quarter ended June 30, 2013, compared to diluted earnings per share of $0.17 for the same period in 2012.

Net revenues were $284 million and income before income taxes was $134 million for this quarter, compared to net revenues of $261 million and income before income taxes of $109 million for the same period in 2012.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on September 13, 2013 to shareholders of record as of August 30, 2013.

Business Highlights

•	47% pretax profit margin for this quarter.
•	58% Electronic Brokerage pretax profit margin for this quarter.
•	Customer equity grew 31% from the year-ago quarter to $37.4 billion and customer debits increased by 32%, to $11.2 billion.
•	Customer accounts grew 12% from the year-ago quarter to 224 thousand.
•	Cleared DARTs increased 16% from the year-ago quarter to 463 thousand.
•	Brokerage segment equity surpassed $2.3 billion. Total equity was $4.9 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes increased 37%, to $123 million, in the quarter ended June 30, 2013 compared to the same period last year.  Commissions and execution fees increased 28% from the year-ago quarter, reflecting growth in customer accounts and higher average trading activity per customer.  Net interest income grew 27% from the year-ago quarter, to $58 million in this quarter.  Pretax profit margin was 58% for this quarter, up from 53% in the same period last year.

Total DARTs(1) for cleared and execution-only customers increased 19% to 506,000 from the year-ago quarter.  Cleared DARTs were 463,000 in this quarter, 16% higher than the same period last year.  Customer accounts grew 12% to 224,000 from the year-ago quarter.  Customer equity increased 31%, to $37.4 billion, from the year-ago quarter(2).  Customer margin borrowings were $2.7 billion higher than at the same time last year, ending the quarter at $11.2 billion.

Market Making
Market Making segment income before income taxes decreased to $8 million, for the quarter ended June 30, 2013 from $24 million for the same period in 2012.  Removing the effects of currency translation, the Market Making segment produced $51 million pretax income in this quarter, compared to $65 million for the same period last year.  Decrease in profit was driven by a continued lackluster market making environment with a majority of the quarter marked by low volatility, one-directional market movement, and tight bid/offer spreads.  The average CBOE Volatility Index, or VIX, edged up during this quarter from its lowest level in recent history, in the first quarter of 2013.

Currency translation loss was $43 million in this quarter, compared to a $41 million loss in the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In this quarter, our currency hedging program decreased our comprehensive earnings by $75 million, as the U.S. dollar value of the GLOBAL decreased by approximately 1.5%.  The effects of currency hedging are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income (“OCI”).  In this quarter 57% of the GLOBAL effect was captured in Market Making Trading Gains in the Net Income section of the Statement of Comprehensive Income, with the remainder reported as OCI in the separate Comprehensive Income section of the Statement of Comprehensive Income.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Approximately 10% of the increase in customer equity was due to the reclassification of certain related accounts from “non-customer” to “customer”, which are regulatory distinctions.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today,  July 16, 2013, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2009	93,550		127,338		13,636		234,524		934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968
2012	60,421	-5%	150,000	-7%	16,118	-16%	226,540	-7%	904

2Q2012	16,495		38,934		4,326		59,755		948
2Q2013	18,794	14%	46,509	19%	4,968	15%	70,271	18%	1,098

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	643,380		82,345		75,449,891
2010	678,856	6%	96,193	17%	84,469,874	12%
2011	789,370	16%	106,640	11%	77,730,974	-8%
2012	698,140	-12%	98,801	-7%	65,872,960	-15%

2Q2012	188,561		27,501		15,367,826
2Q2013	184,215	-2%	34,824	27%	23,792,808	55%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009 **	428,810		15,122		26,205,229
2010 **	435,184	1%	15,371	2%	19,165,000	-27%
2011 **	503,053	16%	15,519	1%	11,788,769	-38%
2012 **	457,384	-9%	12,660	-18%	9,339,465	-21%

2Q2012 **	125,694		3,622		2,491,670
2Q2013 **	116,898	-7%	5,325	47%	3,912,368	57%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	214,570		67,223		49,244,662
2010	243,672	14%	80,822	20%	65,304,874	33%
2011	286,317	18%	91,121	13%	65,942,205	1%
2012	240,756	-16%	86,141	-5%	56,533,495	-14%

2Q2012	62,867		23,879		12,876,156
2Q2013	67,317	7%	29,499	24%	19,880,440	54%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	93,868		66,241		46,627,344
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%
2012	144,539	-1%	84,794	-5%	54,371,351	-14%

2Q2012	37,385		23,510		12,312,747
2Q2013	46,962	26%	28,938	23%	18,932,615	54%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	2Q2013	2Q2012	% Change
Total Accounts	224	200	12%
Customer Equity (in billions) *	$37.4	$28.6	31%

Cleared DARTs	463	399	16%
Total Customer DARTs	506	427	19%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.50	$4.18	8%
DART per Avg. Account (Annualized)	526	507	4%
Net Revenue per Avg. Account (Annualized)	$3,659	$3,356	9%

* Excludes non-customers. Approximately 10% of the increase in customer equity was due to the reclassification of certain related accounts from “non-customer” to “customer”, which are regulatory distinctions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Six Months
		Ended June 30,		Ended June 30,
		2013	2012	2013	2012
		(in millions)

Electronic Brokerage	Net Revenues	$212.5	$171.4	$407.8	$330.7
	Non-interest expenses	89.2	81.2	173.5	157.1

	Income (loss) before income taxes	$123.3	$90.2	$234.3	$173.6

	Pre-tax profit margin	58%	53%	57%	52%

Market Making	Net Revenues	$67.4	$91.3	$91.0	$233.7
	Non-interest expenses	59.8	67.3	112.4	143.7

	Income (loss) before income taxes	$7.6	$24.0	($21.4)	$90.0

	Pre-tax profit margin	11%	26%	-24%	39%

Corporate*	Net Revenues	$4.0	($1.8)	$1.2	$0.4
	Non-interest expenses	1.0	3.9	(2.0)	5.8

	Income (loss) before income taxes	$3.0	($5.7)	$3.2	($5.4)

Total	Net Revenues	$283.9	$260.9	$500.0	$564.8
	Non-interest expenses	150.0	152.4	283.9	306.6

	Income (loss) before income taxes	$133.9	$108.5	$216.1	$258.2

	Pre-tax profit margin	47%	42%	43%	46%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(in millions, except share and per share data)

Revenues:
Trading gains	$59.1	$85.0	$78.1	$222.3
Commissions and execution fees	138.0	108.1	257.6	209.0
Interest income	76.1	68.6	146.6	135.2
Other income	24.3	15.3	44.2	33.6

Total revenues	297.5	277.0	526.5	600.1

Interest expense	13.6	16.1	26.5	35.3

Total net revenues	283.9	260.9	500.0	564.8

Non-interest expenses:
Execution and clearing	64.8	66.2	124.3	130.8
Employee compensation and benefits	58.0	59.8	104.3	122.5
Occupancy, depreciation and amortization	9.2	10.0	19.3	19.9
Communications	5.7	5.5	11.2	11.2
General and administrative	12.3	10.9	24.8	22.2

Total non-interest expenses	150.0	152.4	283.9	306.6

Income before income taxes	133.9	108.5	216.1	258.2

Income tax expense	13.9	11.0	20.8	19.7

Net income	120.0	97.5	195.3	238.5

Net income attributable to noncontrolling interests	109.7	89.5	178.4	219.4

Net income (loss) attributable to common stockholders	$10.3	$8.0	$16.9	$19.1

Earnings (loss) per share :
Basic	$0.21	$0.17	$0.35	$0.44
Diluted	$0.21	$0.17	$0.35	$0.43

Weighted average common shares outstanding:
Basic	48,929,348	46,686,269	48,218,572	46,131,813
Diluted	49,012,567	46,957,081	48,354,098	46,452,941

Comprehensive income:
Net income (loss) attributable to common stockholders	$10.3	$8.0	$16.9	$19.1
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(3.9)	(5.8)	(7.7)	(1.7)
Income taxes related to items of other comprehensive income	(0.4)	(2.1)	(0.4)	(0.6)
Other comprehensive income (loss), net of tax	(3.5)	(3.7)	(7.3)	(1.1)
Comprehensive income (loss) attributable to common stockholders	$6.8	$4.3	$9.6	$18.0

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	109.7	$89.5	$178.4	$219.4
Other comprehensive income (loss) - cumulative translation adjustment	(28.0)	(43.6)	(55.6)	(12.1)
Comprehensive income attributable to noncontrolling interests	$81.7	$45.9	$122.8	$207.3

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
	(in millions, except share and per share data)

Net income (loss) attributable to common stockholders	$10.3	$8.0	$16.9	$19.1
Add (deduct) net income attributable to non-fair value redemption rights	0.0	(0.1)	0.0	1.1

Net income (loss) available for common stockholders	$10.3	$7.9	$16.9	$20.2

Other comprehensive income:
Cumulative translation adjustment, before income taxes	(3.9)	(5.8)	(7.7)	(1.7)
Income taxes related to items of other comprehensive income	(0.4)	(2.1)	(0.4)	(0.6)
Other comprehensive income (loss), net of tax	(3.5)	(3.7)	(7.3)	(1.1)

Comprehensive income (loss) available for common stockholders	$6.8	$4.2	$9.6	$19.1

Comprehensive income (loss) per share:
Basic	$0.14	$0.09	$0.20	$0.41
Diluted	$0.14	$0.09	$0.20	$0.41

Weighted average common shares outstanding:
Basic	48,929,348	46,686,269	48,218,572	46,131,813
Diluted	49,012,567	46,957,081	48,354,098	46,452,941

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30, 2013	December 31, 2012
	(in millions)

Assets
Cash and cash equivalents	$1,414.8	$1,614.6
Cash and securities - segregated for regulatory purposes	12,535.3	12,482.4
Securities purchased under agreements to resell	587.6	428.9
Securities borrowed	3,267.0	2,833.1
Trading assets, at fair value	4,412.7	4,544.7
Receivables from customers, net of allowance	11,311.8	9,851.0
Receivables from brokers, dealers and clearing organizations	949.8	844.6
Other assets	577.6	600.3

Total assets	$35,056.6	$33,199.6

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$4,041.2	$4,286.3
Securities loaned	2,468.3	1,839.3
Short-term borrowings	12.8	110.4
Other payables:
Customers	22,954.9	21,422.0
Brokers, dealers and clearing organizations	324.6	361.8
Other payables	359.7	366.7
	23,639.2	22,150.5

Senior notes payable and senior secured credit facility	0.0	0.0

Equity
Stockholders' equity	626.3	598.5
Noncontrolling interests	4,268.8	4,214.6
Total equity	4,895.1	4,813.1

Total liabilities and equity	$35,056.6	$33,199.6